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                                                                Exhibit 23.01

                          Independent Auditors' Consent

We consent to the incorporation by reference in Registration Statement Nos. 33-77860, 33-70802 and 33-70804 of MotivePower Industries, Inc. on Form S-8 of our reports dated February 4, 1998, appearing in and incorporated by reference in this Annual Report on Form 10-K of MotivePower Industries, Inc. for the year ended December 31, 1997.


/s/ DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
March 13, 1998